UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2017

CIBC HOLDCO INC.

as successor to

PRIVATEBANCORP, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34066	36-3681151
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 South LaSalle Street,
Chicago, Illinois	60603
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code:  (312) 564-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 29, 2016 (as amended, the “Merger Agreement”), by and among Canadian Imperial Bank of Commerce, a Canadian chartered bank (“CIBC”), PrivateBancorp, Inc., a Delaware corporation (“PrivateBancorp”) and CIBC Holdco Inc., a Delaware corporation (“Holdco”).  On June 23, 2017, pursuant to the Merger Agreement, PrivateBancorp merged with and into Holdco (the “Merger”), with Holdco surviving the Merger as a wholly owned subsidiary of CIBC.

Item 2.01       Completion of Acquisition or Disposition of Assets.

On June 23, 2016, the Merger was completed pursuant to the Merger Agreement.  Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, without par value, of PrivateBancorp was converted into the right to receive (i) 0.4176 common shares of CIBC and (ii) $27.20 in cash, and outstanding equity awards of PrivateBancorp were treated as specified in the Merger Agreement.

The foregoing references to the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the amendments to the Merger Agreement, which were filed as Exhibit 2.1 to the Current Report on Form 8-K filed by PrivateBancorp on July 6, 2016, Exhibit 2.1 to the Current Report on Form 8-K filed by PrivateBancorp on March 30, 2017, and Exhibit 2.1 to the Current Report on Form 8-K filed by PrivateBancorp on May 4, 2017 and are incorporated herein by reference.

Item 3.01       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

As a result of the Merger, PrivateBancorp no longer fulfills the listing requirements of the Nasdaq Global Select Stock Market (“Nasdaq”).  PrivateBancorp requested that Nasdaq suspend trading of PrivateBancorp common stock on Nasdaq, which will be effective as of the open of business on June 23, 2017, and file with the SEC a Form 25 to request the removal of the common stock from listing on Nasdaq and to deregister the common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As a result, PrivateBancorp common stock will no longer be listed on Nasdaq.

Additionally, in connection with the Merger, PrivateBancorp has filed Form 25 notifications with the SEC to request the removal of its 7.125% Subordinated Debentures due 2042 (the “7.125% Debentures”) and the 10% Trust Preferred Securities of PrivateBancorp Capital Trust IV (the “Listed TruPS”) from listing on the New York Stock Exchange and Nasdaq, respectively, and to deregister such securities under Section 12(b) of the Exchange Act.

Following the effectiveness of the foregoing delistings, which will occur 10 days after filing of the respective Forms 25, Holdco (as successor to PrivateBancorp by operation of law) intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of the PrivateBancorp common stock, the 7.125% Debentures and the Listed TruPS under Section 12(g) of the Exchange Act and the suspension of PrivateBancorp’s reporting obligations under Section 15(d) of the Exchange Act.

Item 3.03       Material Modification to the Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Effective June 22, 2017, PrivateBancorp satisfied and discharged its obligations under the indenture with respect to its outstanding 7.125% Debentures. In connection therewith, PrivateBancorp made arrangements to have all of the outstanding 7.125% Debentures called for redemption on the first available redemption date of October 30, 2017 at a redemption price equal to 100% of the principal amount outstanding, plus accrued and unpaid interest to, but excluding, the redemption date.

Effective June 22, 2017, PrivateBancorp satisfied and discharged its obligations under the indenture with respect to its outstanding 10.00% Junior Subordinated Debentures due 2068 (“Trust IV Debentures”). In connection therewith, all of the outstanding Trust IV Debentures will be called for redemption on July 24, 2017 at a redemption price of 100% of the principal amount outstanding, plus accrued and unpaid interest to, but excluding, the redemption date.  The redemption of the Trust IV Debentures will result in the mandatory redemption on July 24, 2017 of the Listed TruPS.

Item 5.01       Changes in Control of Registrant.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, a change in control of PrivateBancorp occurred, and Holdco (as successor to PrivateBancorp) is now a wholly owned subsidiary of CIBC.

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

PrivateBancorp ceased its separate corporate existence at the Effective Time as a result of the Merger.  Larry Richman, Michelle Collins, Norman Bobins and Richard Price (each former directors of PrivateBancorp) continued following the Effective Time as members of the board of directors of Holdco.  Pursuant to the Merger Agreement, Michelle Collins was also appointed as a director of CIBC.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

As of the Effective Time, the Restated Certificate of Incorporation and the Amended and Restated By-laws of PrivateBancorp ceased to be in effect by operation of law and the organizational documents of Holdco (as successor to PrivateBancorp by operation of law) remained the Certificate of Incorporation and Bylaws of Holdco, consistent with the terms of the Merger Agreement.

Item 8.01       Other Events

Effective June 22, 2017, PrivateBancorp satisfied and discharged all its obligations under the subordinated indentures with respect to its outstanding Floating Rate Junior Subordinated Deferrable Interest Debentures due 2034, Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures due 2035 and Junior Subordinated Debt Securities due 2035.  In connection therewith, PrivateBancorp has made arrangements to have such debentures called for redemption of the first available redemption dates.  The redemption of the foregoing debentures will result in the mandatory redemption on the applicable redemption dates of the trust preferred securities associated with each series of debentures.

Item 9.01       Financial Statements and Exhibits.

(d)    Exhibits

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIBC HOLDCO INC.,
as successor to PrivateBancorp, Inc.

Date: June 23, 2017	By:	/s/ Jennifer R. Evans
		Name:	Jennifer R. Evans
		Title:	Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of June 29, 2016, by and among Canadian Imperial Bank of Commerce, PrivateBancorp, Inc. and CIBC Holdco Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of PrivateBancorp, Inc. filed on July 6, 2016)

2.2

Amendment No. 1, dated as of March 30, 2017, to the Agreement and Plan of Merger, dated as of June 29, 2016, by and among Canadian Imperial Bank of Commerce, PrivateBancorp, Inc. and CIBC Holdco Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of PrivateBancorp, Inc. filed on March 30, 2017)

2.3

Amendment No. 2, dated as of May 4, 2017, to the Agreement and Plan of Merger, dated as of June 29, 2016, by and among Canadian Imperial Bank of Commerce, PrivateBancorp, Inc. and CIBC Holdco Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of PrivateBancorp, Inc. filed on May 4, 2017)

3.1	Amended and Restated Certificate of Incorporation of CIBC Holdco Inc.

3.2	Bylaws of CIBC Holdco Inc.